UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

Xplore Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900

Austin, Texas 78728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 29, 2012, a wholly owned subsidiary of Xplore Technologies Corp. (the “Company”) entered into a Fourth Amendment to Accounts Receivable Purchasing Agreement (the “ARPA Amendment Agreement”) with DSCH Capital Partners, LLC, d/b/a Far West Capital (“FWC”), which amended a previously executed Accounts Receivable Purchasing Agreement, dated December 10, 2009, as amended to date (the “ARPA”).  Under the ARPA, which is guaranteed by the Company, FWC could purchase, in its sole discretion, eligible accounts receivable of Xplore Technologies Corporation of America (“Xplore America”) on a revolving basis, up to a maximum of $8,500,000.  The ARPA Amendment Agreement excluded from the definition of eligible accounts receivables those accounts resulting from sales by Xplore America outside North America.  As a result, the Company is no longer able to obtain advances based upon accounts receivable outside of North America, which availability the Company believes it no longer needs.  As a result of the decrease in availability, Xplore America will also not be required to pay FWC an availability fee for those accounts, and will save on the cost of insurance currently required under the ARPA for accounts in excess of $60,000 outside North America.  In connection with the ARPA Amendment Agreement, the Company executed an Acknowledgement and Agreement of Guarantor, acknowledging the execution of the ARPA Amendment Agreement and reaffirming its obligations to guarantee the ARPA, among other things.

The above description of the ARPA Amendment Agreement is qualified in its entirety by reference to the terms of the Amendment Agreement attached hereto as Exhibit 10.1.

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on February 29, 2012, the Company’s stockholders voted on three matters.  The Company’s stockholders (i) approved the election of F. Ben Irwin, Thomas F. Leonardis, Kent Misemer, Brian Usher-Jones, Philip Sassower, and Andrea Goren to the Company’s board of directors, (ii) ratified the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012, and (iii) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of its Series D Participating Convertible Preferred Stock to from 15,000,000 to 20,000,000.

As of the close of business on December 30, 2011, the record date for the Annual Meeting, there were 221,634,597 shares of the Company’s common stock, 62,873,781 shares of the Company’s Series A Preferred Stock, 7,732,040 shares of the Company’s Series B Preferred Stock, 17,074,000 shares of the Company’s Series C Preferred Stock and 13,985,218 shares of the Company’s Series D Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  At the Annual Meeting, holders of a total of 166,302,237 (75.03%) shares of the Company’s common stock were present, in person or by proxy, holders of a total of 52,996,038 (84.29%) shares of the Company’s Series A Preferred Stock, which shares are entitled to an aggregate of 129,029,241 votes on an as-converted basis, were present, in person or by proxy, holders of a total of 2,436,181 (31.51%) shares of the Company’s Series B Preferred Stock, which shares are entitled to an aggregate of 5,218,139 votes on an as-converted basis, were present, in person or by proxy, holders of a total of 11,625,999 (68.09%) shares of the Company’s Series C Preferred Stock, which shares are entitled to an aggregate of 23,903,036 votes on an as-converted basis, were present, in person or by proxy, and holders of a total of 9,251,904 (66.15%) shares of the Company’s Series D Preferred Stock, which shares are entitled to an aggregate of 231,297,600 votes on an as-converted basis, were present, in person or by proxy.  The vote totals herein are presented on an as-converted basis with respect to the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Stock and Series D Preferred Stock, except for the election of the Series A directors, which are elected by only the holders of the Series A Preferred Stock, and except for the approval of the additional share of Series D Preferred Stock, which must also be approved by the holders of the Series D Preferred Stock.  The tables below set forth information regarding the results of the voting at the Annual Meeting.

Proposal 1:  Voting tabulations for the election of the following individuals as directors for a one year term were as follows (shares of the Company’s common stock and shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Name	Votes For	Votes Withheld
F. Ben Irwin	474,453,914	13,950
Thomas F. Leonardis	474,453,914	11,950
Kent Misemer	474,453,914	11,950
Brian Usher-Jones	470,407,144	4,060,720

Voting tabulations for the election of the following individuals as directors for a one year term were as follows (shares of the Company’s Series A Preferred Stock only):

Name	Votes For	Votes Withheld
Philip S. Sassower	52,290,156	0
Andrea Goren	52,290,156	0

Proposal 2:  The voting tabulation for the ratification of PMB Helin Donovan as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 was as follows (shares of the Company’s common stock and shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
555,690,847	8,800	50,606	0

Proposal 3:  The voting tabulation for the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Series D Preferred Stock from 15,000,000 to 20,000,000 was as follows (shares of the Company’s common stock and shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
464,017,750	10,442,214	7,900	81,282,389

The voting tabulation for the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation increase the number of authorized shares of the Company’s Series D Preferred Stock from 15,000,000 to 20,000,000 was as follows (shares of the Company’s Series D Preferred Stock only):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,168,546	0	0	1,083,358

Reference is made to the Company’s Schedule 14A, dated January 6, 2012, containing the definitive Proxy Statement, which we distributed to the Company’s stockholders of record beginning on December 30, 2011.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Accounts Receivable Purchasing Agreement, dated as of February 29, 2012, by and among Xplore America and FWC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

	By:	/s/Michael J. Rapisand
	Name:	Michael J. Rapisand
	Title:	Chief Financial Officer

Dated: March 5, 2012